J.J KENNY                               STANDARD & POOR'S
65 Broadway                             A Division of The McGraw-Hill Companies
New York, NY  10006-2551
Tel (212) 770-4422
Fax (212) 797-8681






October 31, 1995

Reich & Tang Distributors L.P.
600 Fifth Avenue
New York, New York 10020

Re: Municipal Securites Trust Series 34 and 48th Discount Series

Gentlemen:

     We have examined the post-effective Amendment to the Registration Statement File No. 33-07396 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J. J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Amendment of the reference to Kenny S&P Evaluation Services, a division of J. J. Kenny Co., Inc. as evaluator.

         In addition, we hereby confirm that the ratings indicated in the above-referenced Amendment to the Registration Statement for the respective bonds comprising the trust portfolio are the ratings currently indicated in our KENNYBASE database.

         You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

                                                     Sincerely,



                                                     Frank A. Ciccotto


FAC/trh

J.J KENNY                               STANDARD & POOR'S
65 Broadway                             A Division of The McGraw-Hill Companies
New York, NY  10006-2551
Tel (212) 770-4422
Fax (212) 797-8681








October 31, 1995

Reich & Tang Distributors L.P.
600 Fifth Avenue
New York, New York 10020

Re:  Municipal Securites Trust 49th Discount Series

Gentlemen:

     We have examined the post-effective Amendment to the Registration Statement File No. 33-08382 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J. J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Amendment of the reference to Kenny S&P Evaluation Services, a division of J. J. Kenny Co., Inc. as evaluator.

         In addition, we hereby confirm that the ratings indicated in the above-referenced Amendment to the Registration Statement for the respective bonds comprising the trust portfolio are the ratings currently indicated in our KENNYBASE database.

         You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

                                                     Sincerely,



                                                     Frank A. Ciccotto


FAC/trh

J.J KENNY                               STANDARD & POOR'S
65 Broadway                             A Division of The McGraw-Hill Companies
New York, NY  10006-2551
Tel (212) 770-4422
Fax (212) 797-8681








October 31, 1995

Reich & Tang Distributors L.P.
600 Fifth Avenue
New York, New York 10020


Re:  Municipal Securites Trust Series 35
       50th Discount Series

Gentlemen:

     We have examined the post-effective Amendment to the Registration Statement File No. 33-08699 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J. J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Amendment of the reference to Kenny S&P Evaluation Services, a division of J. J. Kenny Co., Inc. as evaluator.

         In addition, we hereby confirm that the ratings indicated in the above-referenced Amendment to the Registration Statement for the respective bonds comprising the trust portfolio are the ratings currently indicated in our KENNYBASE database.

         You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

                                                     Sincerely,



                                                     Frank A. Ciccotto


FAC/trh